**Emtech Biotechnology Development, Inc.**
1256 Briarcliff Rd.
Atlanta, Georgia 30306

Tel 404.727.4518
Fax 404.712.9357
Email emtechbio@emory.edu

EmtechBio
SCIENCE TO BUSINESS

**EQUIPMENT AND GROUND SUBLEASE AMENDMENT NO. 2**

**THIS EQUIPMENT AND GROUND SUBLEASE AMENDMENT NO. 2** entered into this 18th day of August, 2003 by and between EmTech Biotechnology Development, Inc. ("Landlord") GeoVax, Inc. ("Tenant").

**WITNESSETH:**

**WHEREAS,** Landlord and Tenant entered into an Equipment and Ground Sublease agreement dated December 1, 2001 per which Landlord leased to Tenant certain space at 1256 Briarcliff Road, Atlanta, GA 30322, as described in said Sublease Agreement; and

**WHEREAS,** said Equipment and Ground Sublease was amended by Amendment No. 1 dated [insert date] (said Equipment and Ground Sublease as amended by said Amendment No. 1 hereinafter referred to as the "Sublease Agreement"); and

**WHEREAS,** the parties hereby desire to amend said Sublease Agreement in order to increase the amount of space subleased to Tenant and the amount of rent paid therefore.

**NOW, THEREFORE,** in consideration of the premises set forth herein, TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration the receipt and sufficiency of which have been acknowledged and agreed to by both parties, Landlord and Tenant agree as follows:

1. The aforesaid recitals are deemed restated here and made a part of this agreement by reference.

2. The Sublease Agreement is hereby amended to increase the amount of space leased by Landlord to Tenant to include Emtech Bio Modules #4 and #5 in their entirety effective as of October 1, 2003.

3. The total amount of rent to be paid each month by Tenant to Landlord shall be increased to $1,960.00 per month for October and November plus expenses, which expenses will now include 50% of the electrical charges for Module #4 in addition to 50% of electrical charges for module #5. Beginning December 1, 2003, the total rental rate for both modules will be increased to $2,124.00 per month plus expenses as stated above.

4. Except as expressly added to or modified herein, all other terms and conditions of the Sublease Agreement shall remain unchanged and in effect.

[Signatures appear on next page.]

**Emtech Biotechnology**
**Development, Inc.**
1256 Briarcliff Rd.
Atlanta, Georgia 30306

Tel 404.727.4518
Fax 404.712.9357
Email emtechbio@emory.edu

EmtechBio
SCIENCE TO BUSINESS

**IN WITNESS WHEREOF,** the parties have hereunto set their hands and seals the date above first written.

**LANDLORD**: Emtech Biotechnology, Inc.

By: [signature]

Title: CEO

[Corporate Seal]

**TENANT**: GeoVax, Inc.

By: [signature]

Title: President/CEO

[Corporate Seal] Don Hildebrand